CREDIT AGREEMENT



                              TW HOLDINGS II, INC.
                                 (as Borrower),



                             TRENDWEST RESORTS, INC.



                                       and



                    PRUDENTIAL SECURITIES CREDIT CORPORATION
                                   (as Lender)





                           Dated as of April 15, 1999

CREDIT AGREEMENT
                                TABLE OF CONTENTS

                                                                                                                 PAGE

SECTION 1.  COMMITMENT............................................................................................1

         Section 1.1.  Advances  .................................................................................1
         Section 1.2.  Borrowings; Closings.......................................................................2
         Section 1.3.  Borrowing Notices..........................................................................2
         Section 1.4.  Amount of Advances.........................................................................3
         Section 1.5.  Indenture .................................................................................3
         Section 1.6.  Term      .................................................................................3
         Section 1.7.  Payment Instructions.......................................................................3

SECTION 2.  REPRESENTATIONS AND WARRANTIES........................................................................4

         Section 2.1.  General Representations and Warranties of the Borrower.....................................4
         Section 2.2.  General Representations and Warranties of TWRI and the Borrower............................6
         Section 2.3.  Representations and Warranties with Respect to the Receivables............................10

SECTION 3.  CONDITIONS OF OBLIGATION TO MAKE INITIAL ADVANCE ON INITIAL FUNDING DATE.............................15

         Section 3.1.  Other Agreements..........................................................................15
         Section 3.2.  Opinion of Special Counsel................................................................15
         Section 3.3.  Reserved  ................................................................................15
         Section 3.4.  Opinion of Trustee's Counsel..............................................................15
         Section 3.5.  Organizational and Other Documents........................................................15
         Section 3.6.  Necessary Consents........................................................................15
         Section 3.7.  Representations True; No Event of Default.................................................15
         Section 3.8.  Engagement Letter.........................................................................16
         Section 3.9.  Perfection ...............................................................................16
         Section 3.10. Bankruptcy Issues.........................................................................16

SECTION 4.  CONDITIONS OF OBLIGATION TO MAKE ADVANCES ON ANY FUNDING DATE........................................16

         Section 4.1.  Performance of Obligations................................................................16
         Section 4.2.  Representations True; No Event of Default.................................................16
         Section 4.3.  No Merger or Change in Control............................................................17
         Section 4.4.  Searches  ................................................................................17
         Section 4.5.  Consents and Approvals....................................................................17
         Section 4.6.  Proceedings, Instruments, etc.............................................................17
         Section 4.7.  Other Documents...........................................................................17
         Section 4.8.  Continuance of an Event of Default........................................................17
         Section 4.9.  Validity of Notes.........................................................................17
         Section 4.10.  Trust Receipt............................................................................17
         Section 4.11.  UCC-1 Financing Statements...............................................................18

SECTION 5.  CERTAIN SPECIAL RIGHTS...............................................................................18

         Section 5.1.  Home Office Payment.......................................................................18
         Section 5.2.  Certain Taxes.............................................................................18
         Section 5.3.  Substitution of Lender....................................................................19

SECTION 6.  ADVANCE MATURITY; ADVANCE PREPAYMENTS................................................................19

         Section 6.1.  Advance Maturity..........................................................................19
         Section 6.2.  Mandatory Prepayments.....................................................................19
         Section 6.3. Voluntary Prepayments......................................................................20

SECTION 7. ASSIGNMENTS AND PARTICIPATIONS........................................................................20

         Section 7.1. Assignments ...............................................................................20
         Section 7.2.  Participations............................................................................21

SECTION 8.  CERTAIN COVENANTS OF THE BORROWER....................................................................21


SECTION 9.  CERTAIN COVENANTS OF TWRI............................................................................26

         Section 9.1.  Existence ................................................................................26
         Section 9.2.  Compliance with Law, etc..................................................................26
         Section 9.3.  Payment of Taxes and Claims...............................................................27
         Section 9.4.  Inspection.  .............................................................................27
         Section 9.5.  Consolidation and Merger..................................................................27
         Section 9.6.  Control   ................................................................................27
         Section 9.7.  Tax Returns...............................................................................27
         Section 9.8. Protection of Right, Title and Interest....................................................28
         Section 9.9.  Further Assurances........................................................................29
         Section 9.10.  Independence.............................................................................29
         Section 9.11.  Other Agreements and Parties.............................................................30
         Section 9.12.  Insurance Coverage.......................................................................30
         Section 9.13.  Financial Covenants......................................................................30
         Section 9.14. Reserved  ................................................................................30
         Section 9.15. Interest Rate Protection..................................................................30
         Section 9.16. Break-up Fee..............................................................................31
         Section 9.17. Reserved  ................................................................................31
         Section 9.18. Worldmark ................................................................................31

SECTION 10.  INFORMATION TO BE FURNISHED TO LENDER...............................................................31

         Section 10.1.  Information to be Furnished by the Borrower or TWRI......................................31

SECTION 11. DEFAULTS, REMEDIES AND TERMINATION...................................................................33

         Section 11.1.  Events of Default........................................................................33
         Section 11.2.  Termination of Funding Obligation........................................................33

SECTION 12. INTERPRETATION OF AGREEMENT..........................................................................33

         Section 12.1.  Definitions..............................................................................33
         Section 12.2.  Accounting Terms.........................................................................33
         Section 12.3.  Governing Law............................................................................33
         Section 12.4.  Headings ................................................................................33
         Section 12.5.  Independence of Covenants, etc...........................................................33

SECTION 13.  MISCELLANEOUS.......................................................................................33

         Section 13.1.  Notices  ................................................................................33
         Section 13.2.  Survival ................................................................................34
         Section 13.3.  Successors and Assigns...................................................................34
         Section 13.4.  Amendment and Waiver.....................................................................34
         Section 13.5.  Counterparts.............................................................................35
         Section 13.6.  Reproduction of Documents................................................................35
         Section 13.7.  Consent to Jurisdiction and Venue........................................................35
         Section 13.8.  No Petition..............................................................................36
         Section 13.9.  Acts of Lender...........................................................................36
         Section 13.10.  Confidentiality.........................................................................37


Exhibit A:  Form of Borrowing Notice
Exhibit B:  TWRI Credit and Collection Policies
Exhibit C:  Form of Installment Sale Contract

Annex A:  Trendwest Warehouse Facility Definitions

                  CREDIT AGREEMENT dated as of April 15, 1999 among TW Holdings II, Inc., a Delaware corporation (the "Borrower"), Trendwest Resorts, Inc., an Oregon corporation ("TWRI") and Prudential Securities Credit Corporation (the "Lender").

                  WHEREAS, the Borrower has requested that the Lender make advances to the Borrower and the Lender is prepared to make such advances upon the terms and subject to the conditions hereof.

                  WHEREAS, the advances hereunder shall be evidenced by the Borrower's variable funding notes (the "Notes"), issued to the Lender under a trust indenture, dated as of April 15, 1999 (the "Indenture"), among the Borrower, TWRI, the Custodian and LaSalle National Bank, as trustee (the "Trustee").

                  WHEREAS, in connection with and pursuant to the terms and conditions of an engagement letter dated April 15, 1999 (the "Engagement Letter"), between TWRI and Prudential Securities Incorporated ("PSI"), an affiliate of the Lender, the Lender is entering into this Agreement with the Borrower and TWRI.

                  NOW, THEREFORE, in consideration of the covenants and the agreements contained herein, the parties hereto agree as follows:

SECTION 1.  COMMITMENT

                  Section 1.1. Advances. The Lender agrees, on the terms of this Agreement and subject to the conditions hereof, to make Advances, beginning on the date hereof and ending on the Commitment Termination Date, to the Borrower in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of the Commitment as then in effect. Each Advance shall (a) mature on the Maturity Date and (b) bear interest from the date thereof until such Advance shall be paid in accordance with the terms hereof (whether at maturity, mandatory prepayment, by acceleration or otherwise) and payable on each Payment Date in accordance with the provisions of Section 3.4 of the Indenture. Interest shall be computed on an actual/360 basis, and on each Payment Date shall equal all unpaid interest accrued in respect of the related Interest Period. If the Borrower shall have paid or agreed to pay any interest on any Advance in excess of that permitted by law, then it is the express intent of the parties hereto with respect thereto that (i) to the extent possible given the term of such Advance, all excess amounts previously paid or to be paid by the Borrower be applied to reduce the principal amount of such Advance and the provisions thereof immediately be deemed reformed and the amounts thereafter collectable thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for thereunder and (ii) to the extent that the reduction of the principal amount of, and the amounts collectible under, such Advance and the reformation of the provisions thereof described in the immediately preceding clause (i) are not possible given the term of such Advance, such excess amount shall be deemed to have been paid with respect to such Advance as a result of an error, and, upon the Lender obtaining actual knowledge of such error, such amount shall be refunded to the Borrower. Each Advance shall be subject to mandatory prepayment as set forth in Section
6.2 hereof. All sums payable by the Borrower under this Agreement and the Advances shall be paid without counterclaim, set-off, deduction or defense and without abatement, suspension, deferment, diminution or reduction.

                  Section  1.2.  Borrowings;   Closings.   (a)  Subject  to  the
satisfaction of the conditions set forth in Sections 3 and 4, the initial Advance is to be made on a date mutually agreed upon by the Borrower and the Lender (the "Initial Funding Date"). Additional Advances may be made on subsequent Business Days (each, a "Subsequent Funding Date", the Subsequent Funding Dates, together with the Initial Funding Date, the "Funding Dates," and, either the Initial Funding Date or a Subsequent Funding Date, a "Funding Date") to the extent the Lender has received prior notice thereof in accordance with the provisions of Section 1.3 hereof and the conditions set forth in Section 4 have been satisfied.

                  (a)(b) The Advances shall be evidenced by the Borrower's Notes issued pursuant to the terms of the Indenture, payable to the Lender in a principal amount equal to the maximum amount of the Commitment and as otherwise duly completed. The date and amount of each Advance made by the Lender to the Borrower, the applicable interest rate and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of the Notes, endorsed by the Lender on the schedule attached to the Notes or any continuation thereof.

                  (c) The Lender shall be entitled to have the Notes subdivided, by exchange for Notes of lesser denominations or otherwise in connection with an assignment of all or any portion of the Advances and the Notes pursuant to the terms of this Agreement; provided that in no event may the Notes be subdivided into denominations of less than $500,000.

                  Section 1.3. Borrowing Notices. The Borrower will give notice substantially in the form of Exhibit A hereto of each Advance (a "Borrowing Notice") to the Lender, the Trustee and the Custodian, which notice shall be irrevocable and effective only upon receipt by the Lender, the Trustee and the Custodian. A Borrowing Notice for an Advance must be received by the Lender, the Trustee and the Custodian not later than 1 p.m. New York City time on the second Business Day prior to the proposed Funding Date of such Advance; provided, however, that if the proposed Funding Date shall occur within the last ten Business Days of a calendar quarter, a Borrowing Notice must be received by the Lender, the Trustee and the Custodian not later than 1 p.m. New York City time on the fifth Business Day prior to the proposed Funding Date. The Borrower may not request more than one Advance in any one calendar week. Accompanying each Borrowing Notice shall be a current true and correct Schedule of Receivables containing the Required Information, in electronic format with hard copies thereof, with respect to the Receivables that are the subject of the Borrowing Notice.

                  Section 1.4. Amount of Advances. Except as provided in the next paragraph, on each Funding Date, the Lender will make an Advance to the Borrower in amount equal to the amount requested in the related Borrowing Notice (which amount shall equal the Receivable Acquisition Price for the Eligible Receivables to be funded by such Advance) available to the account of the Borrower not later than 5:00 P.M. (New York City time). Such funds shall be made available by the Lender to the Borrower in immediately available funds, by deposit directly to an account designated by the Borrower to the Lender.

                  Notwithstanding the previous paragraph and anything herein to the contrary, the Lender shall not be required to make an Advance in the amount specified in the related Borrowing Notice to the Borrower if (i) the requested Advance is in excess of the Available Facility Amount; (ii) a Borrowing Base Deficiency exists, (iii) the requested Advance would, if such Advance were made, cause a Borrowing Base Deficiency or (iv) the Lender has not received a Receipt from the Custodian. In the event of (i), (ii) or (iii), however, the Lender will make an Advance equal to the lesser of (a) the Available Facility Amount, (b) the amount of the Advance less an amount which would cure the Borrowing Base Deficiency, or (c) one dollar less than the amount which would cause a Borrowing Base Deficiency.

                  Section  1.5.  Indenture.  The Notes  evidencing  the
Advances made hereunder are to be secured pursuant to the Indenture. The Assets allocated to secure the Borrower's obligations under this Agreement are set forth in the Indenture.

                  Section 1.6. Term. The Commitment will terminate on the Commitment Termination Date.

                  Section 1.7. Payment Instructions. Each of the Lender and TWRI shall provide written payment instructions (including the account number of the bank account to which payments are to be directed and the name, address and ABA number of the bank in which such account is maintained, if payments are to be made to such party by the wire transfer of immediately available funds) to the Trustee. No later than the second Business Day of each month, the Lender shall also provide an invoice to TWRI, the Borrower, the Trustee and the Master Servicer in respect of the Notes Interest due for the related Payment Date. Failure to provide such notice shall not affect such party's right to receive any funds to which it is otherwise entitled in accordance with the Warehouse Facility Documents, but failure to deliver such notice may result in a delay in the receipt of such funds.

SECTION  2.  REPRESENTATIONS AND WARRANTIES.

                  Each of the Borrower and TWRI represents and warrants to the Lender, as of the date hereof, and as of each Funding Date, as follows:

                  Section 2.1. General Representations and Warranties of the Borrower.

                  (a) Due Formation; Valid Existence and Good Standing. The Borrower is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its formation; and is duly qualified to do business as a foreign corporation or corporation and in good standing under the laws of each jurisdiction where the character of its property, the nature of its business or the performance of its obligations under this Agreement makes such qualification necessary except where the failure to be so qualified will not have a material adverse effect on the business of the Borrower or its ability to perform its obligations under this Agreement or any other documents or transactions contemplated hereunder or the validity or enforceability of the Receivables.

                  (b) Possession of Licenses, Certificates, Franchises and Permits. The Borrower holds all material licenses, certificates, franchises and permits from all governmental authorities necessary for the conduct of its business and has received no notice of proceedings relating to the revocation of any such license, certificate, franchise or permit, which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the business of the Borrower or its ability to perform its obligations under this Agreement or any other documents or transactions contemplated hereunder or the validity or enforceability of the Receivables.

                  (c) Authority and Power. The Borrower has all requisite power and authority to own its properties, to conduct its business, to execute and deliver this Agreement and all documents (including the Assignments from it to TWRI or the Trustee) and transactions contemplated hereunder and to perform all of its obligations under this Agreement and any other documents or transactions contemplated hereunder. The Borrower has all requisite power and authority to originate, acquire, own, purchase and receive from TWRI the Receivables.

                  (d) Authorization, Execution and Delivery; Valid and Binding. This Agreement and all other documents and instruments required or contemplated hereby to be executed and delivered by the Borrower have been duly authorized, executed and delivered by the Borrower and, assuming the due execution and delivery by the other party or parties hereto and thereto, constitute legal, valid and binding agreements enforceable against the Borrower in accordance with their respective terms subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy, insolvency or reorganization of the Borrower and to general principles of equity.

                  (e) No Violation of Law, Rule, Regulation, etc. The execution, delivery and performance by the Borrower of this Agreement and any other documents (including the Assignments from it to the Trustee) and transactions in connection herewith to which the Borrower is a party do not (i) violate any of the provisions of the Articles of Incorporation or by-laws of the Borrower, (ii) violate any provision of any law, governmental rule or regulation currently in effect applicable to the Borrower or its properties or by which the Borrower or its properties may be bound or affected, including, without limitation, any bulk transfer laws, (iii) violate any judgment, decree, writ, injunction, award, determination or order currently in effect applicable to the Borrower or its properties or by which the Borrower or its properties are bound or affected,
(iv) conflict with, or result in a breach of, or constitute a default under, any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which the Borrower is a party or by which it is bound or (v) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument.

                  (f) Governmental Consent. No consent, approval, order or authorization of, and no filing with or notice to, any court or other governmental authority in respect of the Borrower is required in connection with the authorization, execution, delivery or performance by the Borrower of this Agreement or any of the other documents or transactions contemplated hereunder, including, without limitation, the Assignment and the sale of the Receivables.

                  (g) Fair Consideration. The Borrower paid fair consideration and reasonably equivalent value in exchange for the purchase of the Receivables from TWRI.

                  (h) Bulk Transfer. No contribution, sale, transfer, assignment or conveyance of Receivables by TWRI to the Borrower contemplated by the Receivable Sale Agreement will be subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

                  (i) Place of Business. The principal place of business and chief executive office of the Borrower are located at the address set forth in the Indenture.

                  Section 2.2. General Representations and Warranties of TWRI and the Borrower.

                  As specified, TWRI and/or the Borrower each represents and warrants to the Lender, as of the date hereof, and as of each Funding Date, as follows:

                  (a)      Organization and Authority.  TWRI:

                   (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Oregon;

                   (ii) has all requisite power and authority to own and operate its properties and to conduct its business as currently conducted and as proposed to be conducted as contemplated by the Warehouse Facility Documents to which it is a party, to enter into the Warehouse Facility Documents to which it is a party and to perform its obligations under the Warehouse Facility Documents to which it is a party; and

                   (iii) has made all filings and holds all material franchises, licenses, permits and registrations which are required under the laws of each jurisdiction in which the properties owned (or held under lease) by it or the nature of its activities makes such filings, franchises, licenses, permits or registrations necessary.

                  (b) Place of Business. The address of the principal place of business and chief executive office of TWRI is Trendwest Resorts, Inc., 9805 Willows Road, Redmond, Washington 98052 and other than 12301 N.E. 10th Place, Bellevue, Washington 98005 , there have been no other such locations during the immediately preceding three years.

                  (c) Compliance with Other Instruments, etc. TWRI is not in violation of any term of its articles of incorporation or by-laws. The execution, delivery and performance by TWRI of the Warehouse Facility Documents to which it is a party do not and will not (i) conflict with or violate the articles of incorporation or by-laws of TWRI, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien on any of the properties or assets of TWRI pursuant to the terms of any instrument or agreement to which TWRI is a party or by which it is bound, or (iii) require any consent of or other action by any trustee or any creditor of, any lessor to or any investor in TWRI.

                  (d) Compliance with Law. TWRI is in compliance with all statutes, laws and ordinances and all governmental rules and regulations to which it is subject, the violation of which, either individually or in the aggregate, could materially adversely affect the business, earnings, properties or condition (financial or other) of TWRI, each taken as a whole. The policies and procedures set forth in the TWRI Credit and Collection Policies are in material compliance with all applicable statutes, laws and ordinances and all governmental rules and regulations. The execution, delivery and performance of the Warehouse Facility Documents to which it is a party do not and will not cause TWRI to be in violation of any law or ordinance, or any order, rule or regulation, of any federal, state, municipal or other governmental or public authority or agency.

                  (e) Pending Litigation or Other Proceedings. There is no pending or, to the best of TWRI's or Borrower's knowledge, threatened action, suit, proceeding or investigation before any court, administrative agency, arbitrator or governmental body against or affecting TWRI or the Borrower, as applicable, which, if decided adversely, would materially and adversely affect
(i) the condition (financial or otherwise), business or operations of TWRI or the Borrower, as applicable (ii) the ability of the Borrower to perform its obligations under, or the validity or enforceability of this Agreement or any other documents or transactions contemplated under this Agreement, (iii) such Person's Vacation Credits or title of any Obligor to any Vacation Credits or
(iv) the Trustee's ability to foreclose or otherwise enforce the Liens of the Receivables.

                  (f) No Deficiency Accumulation. As of the Funding Date, the Borrower has not incurred any "accumulated funding deficiency" (as such term is defined under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the Code) with respect to any "employee benefit plan" (as such term is defined under ERISA) sponsored by the Borrower.

                  (g) Taxes. TWRI and the Borrower have each timely filed all tax returns (Federal, state and local) which are required to be filed and has paid all taxes related thereto, other than those which are being contested in good faith or which have been previously disclosed to the Lender.

                  (h)   Transactions  in  Ordinary   Course.   The  transactions
contemplated by this Agreement are in the ordinary course of business of TWRI and the Borrower.

                  (i) Securities Laws. Neither TWRI nor the Borrower is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (j) Proceedings. Each of TWRI and the Borrower has taken all action necessary to authorize the execution and delivery by it of the Warehouse Facility Documents to which it is a party and the performance of all obligations to be performed by it under the Warehouse Facility Documents.

                  (k) Defaults. Neither TWRI nor the Borrower is in default under any material agreement, contract, instrument or indenture to which it is a party or by which it or its properties is or are bound, or with respect to any order of any court, administrative agency, arbitrator or governmental body which would have a material adverse effect on the transactions contemplated hereunder; and to TWRI's or the Borrower's knowledge, as applicable, no event has occurred which with notice or lapse of time or both would constitute such a default with respect to any such agreement, contract, instrument or indenture, or with respect to any such order of any court, administrative agency, arbitrator or governmental body.

                  (l) Insolvency. TWRI is solvent and will not be rendered insolvent by the transfer of the Receivables by TWRI to the Borrower. Prior to the date hereof, TWRI did not, and is not about to, engage in any business or transaction for which any property remaining with TWRI would constitute an unreasonably small amount of capital. In addition, TWRI has not incurred debts that would be beyond TWRI's ability to pay as such debts matured.

                  (m) No Consents. No prior consent, approval or authorization of, registration, qualification, designation, declaration or filing with, or notice to any federal, state or local governmental or public authority or agency, is, was or will be required for the valid execution, delivery and performance by TWRI of the Warehouse Facility Documents to which it is a party. TWRI has obtained all consents, approvals or authorizations of, made all declarations or filings with, or given all notices to, all federal, state or local governmental or public authorities or agencies which are necessary for the continued conduct by TWRI of its respective businesses as now conducted, other than such consents, approvals, authorizations, declarations, filings and notices which, neither individually nor in the aggregate, materially and adversely affect, or in the future will materially and adversely affect, the business, earnings, prospects, properties or condition (financial or other) of TWRI.

                  (n) Name. The legal names of TWRI and the Borrower are as set forth in this Agreement, and neither TWRI nor the Borrower has any tradenames, fictitious names, assumed names or "doing business as" names.

                  (o) Repayment of Receivables. Neither TWRI nor the Borrower has any reason to believe that, at the time of the sale of the Receivables by TWRI and the purchase of the Receivables by the Borrower, the obligations thereunder will not be paid in full.

                  (p) Validity of Agreement. The Warehouse Facility Documents to which it is a party have been duly executed and delivered by TWRI and constitute the legal, valid and binding obligation of TWRI, enforceable in accordance with their terms, except as enforceability may be limited by (a) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors generally, and
(b) general principals of equity, whether enforcement is sought in a proceeding in equity or at law.

                  (q)  Representations  and  Warranties  in  Warehouse  Facility
Documents. (i) The representations of TWRI contained in any document, certificate or instrument delivered pursuant to the Warehouse Facility Documents are true and correct in all material respects, and the Lender may rely on such representations and warranties, if not made directly to the Lender, as if such representations and warranties were made directly to the Lender.

                  (r) Information. No document, certificate or report furnished by TWRI and the Borrower, in writing, pursuant to this Agreement or in connection with the transactions contemplated hereby, contains or will contain when furnished any untrue statement of a material fact or fails or will fail to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. There are no facts relating to the Borrower as of the related Funding Date which when taken as a whole, materially adversely affect the financial condition or assets or business of TWRI and Borrower, or which may impair the ability of TWRI or the Borrower to perform its obligations under this Agreement, which have not been disclosed herein or in the certificates and other documents furnished by or on behalf of TWRI or the Borrower pursuant hereto or thereto specifically for use in connection with the transactions contemplated hereby or thereby.

                  (s) Intent. TWRI did not sell any Receivable to the Borrower with any intent to hinder, delay or defraud any of its respective creditors.

                  (t) Engagement Letter. PSI, an affiliate of the Lender and TWRI have entered into the Engagement Letter, and TWRI is not in default under the Engagement Letter.

                  (u) Treatment as Sale. The Borrower will treat the transfer of the Receivables from TWRI to Borrower as a sale for legal and accounting purposes. If a third party, including a potential purchaser of the Receivables, should inquire, TWRI will promptly indicate that the Receivables have been sold and will claim no ownership interest therein.

                  (v)    Representations    and    Warranties    Updated.    The
representations and warranties set forth above shall be deemed repeated on, and made as of, each Funding Date.

                  Section 2.3. Representations and Warranties with Respect to the Receivables. (a) With respect to each Receivable, each of TWRI and the Borrower represents and warrants to the Lender, as of the related Funding Date, that:

                           (i) All  Federal,  state  and local  laws,  rules and
                  regulations, including, without limitation, those relating to usury, truth-in-lending, the offer and sale of securities, consumer credit protection and equal credit opportunity or disclosure, applicable to such Receivable or the sale of the timeshare interest securing such Receivable have been complied with in all material respects. No Receivable was originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, conveyance or assignment of such Receivable would be unlawful, void or voidable.

                           (ii) Each Receivable  Document is genuine,  there are
                  no more than two (one of which was delivered to the related Obligor at the time of execution) originals of the Installment Sale Contract and each Receivable Document is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law), and is not subject to any dispute, right of rescission, setoff, abatement, diminution, recoupment, counterclaim or defense of any kind.

                           (iii) All  parties to the  related  Installment  Sale
                  Contract had legal capacity to enter into such Installment Sale Contract and to execute and deliver such related Installment Sale Contract and the related Installment Sale Contract has been duly and properly executed by such parties. Any amendments to such related Installment Sale Contract or any other related Receivable Document required as a result of any mergers involving the Borrower or its predecessors, to maintain the rights of the Borrower or its predecessors thereunder as an obligee have been completed.

                           (iv) The Receivable has not been satisfied, canceled,
                  rescinded or subordinated, in whole or in part; no portion of the Vacation Credits has been released from the Lien created by the Installment Sale Contract, in whole or in part; no instrument has been executed that would effect any such satisfaction, cancellation, rescission, subordination or release. The terms of the Installment Sale Contract do not provide for a release of any portion of the Vacation Credits from the Lien created by the Installment Sale Contract except upon the payment of the Receivable in full.

                           (v) Immediately prior to the conveyance to the Trustee of a Receivable, the Borrower will own full legal and equitable title to such Receivable, free and clear of any Lien or participation or ownership interest in favor of any other Person, and had full right and authority to sell, transfer and assign such Receivable.

                           (vi) At the time  TWRI  executed  and  delivered  the
                  Installment Sale Contract, TWRI had full power and authority to originate such Receivable.

                           (vii) The related  Installment Sale Contract contains
                  customary and enforceable provisions so as to render the rights and remedies of the holder thereof adequate for the realization against the related Vacation Credits of the benefits of the security interests intended to be provided thereby.

                           (viii) The Borrower and any of its Affiliates and, to
                  the best of the Borrower's knowledge, each other party which has had an interest in the Installment Sale Contract is (or, during the period in which such party held and disposed of such interest, was) in compliance with any and all applicable filing, licensing and "doing business" requirements of the laws of the State of Washington to the extent necessary to permit the Borrower to maintain or defend actions or proceedings with respect to the Receivable in all appropriate forums in such state without any further act on the part of any such party.

                           (ix) The related Installment Sale Contract is not and
                  has not been secured by any collateral except the related Vacation Credits.

                           (x) The related Installment Sale Contract evidences a
                  fully amortizing debt obligation which bears a fixed rate of interest and provides for level monthly payments of principal and interest (which is calculated on a simple interest basis). The related Installment Sale Contract is payable in U.S. Dollars.

                           (xi)  The  maximum   original  term  of  the  related
                  Installment Sale Contract is less than or equal to seven years.

                           (xii) The Receivable is not more than 30 days past due in respect of any payment of principal or interest as of the Cut-off Date.

                           (xiii)   All   applicable    intangible   taxes   and
                  documentary stamp taxes, if any, were paid as to the related Installment Sale Contract.

                           (xiv) The proceeds of each Receivable have been fully
                  disbursed, there is no obligation to make future advances or to lend additional funds under the originator's commitment or the documents and instruments evidencing or securing the Receivable and no such advances or Receivables have been made since the origination of the Receivable.

                           (xv) The terms of each Installment Sale Contract have
                  not been impaired, waived, altered or modified in any respect, except by written instruments which are part of the related Receivable Documents. No other instrument has been executed or agreed to which would effect any such impairment, waiver, alteration or modification. No Obligor has been released from liability on or with respect to any Receivable, in whole or in part, except in such cases where such release would not materially and adversely affect the obligee's security for the related Receivable, and any such release is reflected by a written instrument which is a part of the related Receivable Documents.

                           (xvi) Each Receivable was acquired by the Borrower or
                  originated by TWRI in the normal course of its business. Each Receivable originated by TWRI was underwritten in accordance with the Credit and Collection Policies and the downpayment related to each Receivable was equal to at least 10% of the purchase price of the related Vacation Credits. The origination, servicing and collection practices used by TWRI and its Affiliates with respect to each Receivable have been in all respects, legal, proper, prudent and customary and are in accordance with the Credit and Collection Policies. The related Installment Sale Contract is substantially in the form attached hereto as Exhibit C.

                           (xvii) The related Installment Sale Contract is assignable to and by the obligee and its successors and assigns, and the related Vacation Credits are assignable upon liquidation of the related Receivable, without the consent of any other Person, and there are no other restrictions on resale thereof.

                           (xviii) The Security  Interest created by the related
                  Installment Sale Contract is and will be prior to any Lien on, or other interests relating to, the Vacation Credits.

                           (xix) The  related  Obligor  is not the  subject of a
                  voluntary or involuntary bankruptcy proceeding and is not an Affiliate of the Borrower.

                           (xx) There is no default,  breach, violation or event
                  of acceleration existing under the related Installment Sale Contract or any other document or instrument evidencing, guaranteeing, insuring or otherwise securing the Receivable, and no event which, with the lapse of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration thereunder; and the Borrower has not waived any such material default, breach, violation or event of acceleration under the Installment Sale Contract or any other related document.

                           (xxi) There is no current  obligation  on the part of
                  any other person (including any buy down arrangement) to make payments on behalf of the Obligor in respect of the Receivable.

                           (xxii) The entries with respect to such Receivable as
                  set forth on the Schedule of Receivables are true and correct as of the related Cut-off Date.

                           (xxiii)  Each  rescission  period  applicable  to the
                  Receivable has expired.

                           (xxiv) No  selection  procedures  were  intentionally
                  utilized by TWRI or the Borrower which were adverse to the Trustee or the Lender were utilized in selecting the
                  Receivables sold to the Borrower and pledged to the Trustee pursuant to the Indenture, respectively.

                           (xxv) The weighted average of Receivable Coupon Rates
                  of the Receivables is at least 13.5%.

                           (xxvi) Each Receivable which has been acquired by the
                  Borrower and Granted to the Trustee was owned by the Borrower, prior to the Borrower's acquisition thereof, free and clear of all Liens and is secured by Vacation Credits in Worldmark.

                           (xxvii) (A) The  percentage  of Eligible  Receivables
                  having Foreign Obligors (other than Canadian Obligors) does not exceed 1.0% of the aggregate Unpaid Principal Balance of all Trust Estate Receivables which are Eligible Receivables, and (B) the percentage of Eligible Receivables having Canadian Obligors does not exceed 6.0% of the aggregate Unpaid Principal Balance of all Trust Estate Receivables which are Eligible Receivables.

                           (xxviii)  Worldmark  is a  nonprofit  mutual  benefit
                  corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its formation.

                           (xxix)   Worldmark  has  all   requisite   power  and
                  authority to own its properties, to conduct its business, to execute and deliver the Installment Sale Agreements.

                           (xxx) Worldmark is the owner of each Resort free and clear of any liens or encumbrances subject only to (a) the lien of real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, and (b) covenants, conditions and restrictions, rights of way, easements and other matters of public records, none of which, individually or in the aggregate, materially interferes with the current or intended use of the Resorts.

                           (xxxi) The issuance and transfer of Vacation  Credits
                  in Worldmark do not and will not require registration under the Securities Act.

                           (xxxii)  The  Vacation   Credits  entitle  the  owner
                  thereof to the use of all existing and future Resorts operated by or associated with the Worldmark, to vote and participate in corporate ownership and management of the real estate and other assets of Worldmark; and ownership is perpetual.

                           (xxxiii)  The  Vacation   Credits   related  to  each
                  Receivable is free and clear of all Liens.

                           (xxxiv)  Immediately prior to the sale,  transfer and
                  assignment of the Receivables to the Borrower, TWRI had good marketable title to, and was the sole owner of, each Receivable, and had full right and authority to sell, transfer and assign such Receivable.

                           (xxxv) The Receivable is similar to and meets the criteria (other than seasoning criteria) of other receivables previously securitized in a transaction rated by a Rating Agency.

                           (xxxvi) Except for Upgrades,  the related Obligor has
                  made  at  least  one   Payment  in  respect  of  the   related
                  Receivable.

                           (xxxvii)  The  percentage  of  Eligible   Receivables
                  having a single Obligor or affiliated Obligors does not exceed 1% of the aggregate Unpaid Principal Balance of all Eligible Receivables.

                  It is understood and agreed that the representations and warranties set forth in this Section 2.3 shall survive the sale or contribution of a Receivable to the Borrower and any pledge of such Receivable by the Borrower to the Trustee pursuant to the Indenture and shall continue so long as any such Receivable shall remain outstanding until such time as such Receivable is removed pursuant to the Indenture.

SECTION 3. CONDITIONS OF OBLIGATION TO MAKE INITIAL ADVANCE ON INITIAL FUNDING DATE.

                  The Lender's obligation to make the initial Advance hereunder on the Initial Funding Date shall be subject to the satisfaction, prior to or concurrently with the making of such Advance, of the conditions set forth in
Section 4 hereof, as well as the following conditions:

                  Section 3.1. Other Agreements. The Warehouse Facility Documents and the Notes shall each have been duly authorized by all necessary action. The Borrower and TWRI shall have duly executed and delivered the Warehouse Facility Documents to which they are a party and, in the case of the Borrower, the Notes and such Warehouse Facility Documents are in full force and effect.

                  Section 3.2. Opinion of Special Counsel. The Lender shall have received from Chapman and Cutler, counsel for TWRI and the Borrower in connection with the transactions contemplated by this Agreement, opinions, dated the Initial Funding Date, in a form satisfactory to the Lender and its counsel.

                  Section 3.3.  Reserved.

                  Section 3.4. Opinion of Trustee's Counsel. The Lender shall have received the opinion of counsel to the Trustee, in form and substance satisfactory to the Lender.

                  Section 3.5. Organizational and Other Documents. The Lender shall have received certified copies of the organizational documents of the Borrower, TWRI and Worldmark and of all formalities authorizing the execution, delivery and performance hereof and of the Warehouse Facility Documents to which each is a party and, in the case of the Borrower, the Notes. The Borrower shall be a special purpose bankruptcy remote corporation in a form satisfactory to the Lender.

                  Section 3.6. Necessary Consents. The Lender shall have received a copy of all consents to, or releases of any lien in respect to any Receivables subject or to be subject hereto, in form and substance satisfactory to the Lender.

                  Section 3.7. Representations True; No Event of Default. The representations and warranties of the Borrower and TWRI pursuant to Sections 2.1 and 2.2 shall be true on and as of such Funding Date, and the representations and warranties with respect to the Receivables pursuant to Section 2.3 shall be true on and as of the related Funding Date. There shall exist on such Funding Date no Default or Event of Default hereunder or under the Indenture.

                  Section 3.8. Engagement Letter. TWRI shall have paid all fees due under the Engagement Letter.

                  Section 3.9. Perfection and Priority. The Lender shall have a first perfected security interest in the Trust Estate (other than the Vacation Credits). The Lender shall have received (i) a written search report listing all effective financing statements that name TWRI or the Borrower as "debtor" or "assignor" covering the States of Washington and Oregon and such other jurisdictions as the Lender may reasonably require, together with copies of such financing statements; and no such financing statements shall cover any portion of the Trust Estate, (ii) evidence satisfactory to the Lender that the pledge of the Assets to the Trustee has been duly perfected by the filing of all necessary UCC financing statements and the taking of all such other or additional acts as may be necessary to grant the Lender a perfected security interest in the Trust Estate, and (iii) an opinion as to the foregoing from Chapman and Cutler, dated the Initial Funding Date, in a form satisfactory to the Lender and its counsel.

                  Section 3.10. Bankruptcy Issues. The Lender shall have received a true sale bankruptcy opinion from Chapman and Cutler, dated the Initial Funding Date, in connection with the Receivables Sale Agreement, in a form satisfactory to the Lender and its counsel.


SECTION  4.  CONDITIONS OF OBLIGATION TO MAKE ADVANCES ON ANY FUNDING DATE.

                  The Lender's obligation to make Advances hereunder on any Funding Date shall be subject to the satisfaction, prior to or concurrently with the making of such Advances, of the following conditions:

                  Section 4.1. Performance of Obligations. The Borrower and TWRI shall each have performed in all material respects all of their respective obligations to be performed hereunder prior to or on such Funding Date.

                  Section 4.2. Representations True; No Event of Default. The representations and warranties of the Borrower and TWRI pursuant to Sections 2.1 and 2.2 shall be true on and as of such Funding Date, and the representations and warranties with respect to the Receivables pursuant to Section 2.3 shall be true on and as of the related Funding Date with the same effect as though such representations and warranties had been made on and as of such Funding Date. There shall exist on such Funding Date no Default or Event of Default hereunder or under the Indenture.

                  Section 4.3. No Merger or Change in Control. Neither TWRI nor the Borrower shall have dissolved or liquidated or consolidated or merged with, or been wound up into, or sold, leased or otherwise disposed of all or substantially all of its Properties to, any Person (other than a merger into a wholly-owned Subsidiary for the purposes of reincorporation).

                  Section 4.4. Searches. The Borrower shall have delivered to the Lender such evidence (including without limitation, Uniform Commercial Code search certificates, releases and termination statements) as the Lender may request to establish that there are no financing statements filed against the Assets other than with respect to Permitted Liens.

                  Section 4.5. Consents and Approvals. The Borrower and TWRI shall have obtained any necessary consents, waivers, approvals, authorizations, registrations, filings, licenses and notifications (including, if necessary, qualifying to do business in, and qualifying under the applicable consumer laws of, each jurisdiction where the Borrower and TWRI is then doing business, or is expected to be doing business utilizing the proceeds of such Advance) and the same shall be in full force and effect.

                  Section 4.6. Proceedings, Instruments, etc. All proceedings and actions taken on or prior to such Funding Date in connection with the transactions contemplated by this Agreement, the Warehouse Facility Documents and the Note, and all instruments incident thereto, shall be in form and substance reasonably satisfactory to the Lender, and the Lender shall have received copies of all documents that the Lender may reasonably request in connection with such proceedings, actions and transactions.

                  Section 4.7. Other Documents. The Borrower and TWRI shall have delivered to the Lender such other documents, instruments, approvals (and if requested certified duplication of executed copies thereof) and opinions as the Lender may have reasonably requested. Each of the Warehouse Facility Documents shall remain in full force and effect.

                  Section 4.8. Continuance of an Event of Default. No Event of Default shall have occurred and be continuing.

                  Section 4.9. Validity of Notes. The Notes shall have been duly and validly issued and outstanding and entitled to the benefits provided by the Indenture.

                  Section 4.10. Receipt. The Lender shall, no later than one Business Day prior to the related Funding Date, have received a Receipt from the Custodian indicating that no material deficiencies exist with respect to the Receivable Documents.

                  Section 4.11. UCC-1 Financing Statements Pursuant to the Indenture, in connection with any Advance, the Borrower shall have delivered to the Lender, original, executed UCC-1 financing statements with exhibits which describe the collateral as the Receivables related to such Advance.


SECTION 5.  CERTAIN SPECIAL RIGHTS.

                  Section 5.1. Home Office Payment. Notwithstanding any provision to the contrary in the Warehouse Facility Documents, the Borrower will punctually pay on each Payment Date from Available Funds in immediately available funds prior to 2:00 pm, New York City time, all amounts payable with respect to the Advances in accordance with the provisions of this Agreement and the Indenture (without the necessity for any presentation or surrender thereof or any notation of such payment thereon) in the manner and at any address as the Lender may from time to time direct in writing. The Lender agrees that, as promptly as practicable after the payment or prepayment of any Advance, the Lender will record such payment or prepayment on the Notes. The Borrower will afford the benefits of this Section 5.1 to any Assignee, each of which, by its receipt and acceptance of a Notes, will be deemed to have made the same agreement relating to the Advances as the Lender has made in this Section 5.1. The Borrower shall only be obligated to make payments on any Advance to an Assignee in the manner provided in this Section 5.1 from and after the time such Assignee provides to the Borrower and the Trustee written notice of its election to receive payments in such manner and the address to which payments are to be directed (including the account number of Assignee's bank account to which payments are to be directed and the name, address and ABA number of the bank in which such account is maintained, if payments are to be made to such Assignee by the wire transfer of immediately available funds).

                  Section 5.2. Certain Taxes. The Borrower will pay all Taxes (other than income or franchise taxes incurred by the Lender) in connection with the execution and delivery of this Agreement and the Indenture, the issuance of the Note(s) by the Borrower, the borrowings hereunder and any modification of the Warehouse Facility Documents or the Notes requested or required by the Borrower and will save the Lender harmless, without limitation as to time, against any and all liabilities (including, without limitation, any interest or penalty for nonpayment or delay in payment, or any income taxes paid by the Lender or any Assignee in connection with any reimbursement by the Borrower for the payment by any other Person of any such taxes) with respect to all such taxes. The obligations of the Borrower under this Section 5.2 shall survive the payment in full of the Advances and the termination of the Warehouse Facility Documents.

                  Section 5.3. Substitution of Lender. The Lender shall have the right to substitute any of the Lender's Affiliates as the maker of all or any portion of the aggregate principal amount of Advances to be made by the Lender, by written notice delivered to the Borrower, which notice shall be signed by both the Lender and such Affiliate and shall contain such Affiliate's agreement to be bound by this Agreement. The Borrower agrees that upon receipt of such notice (a) wherever the word "the Lender" is used in this Agreement (other than in this Section 5.3) such word shall be deemed to refer to such Affiliate in addition to or instead of to the Lender, as the case may be, and (b) the Lender shall, to the extent of the assumption by such Affiliate of the Lender's obligations hereunder, be released from its obligations under this Agreement. The Borrower also agrees that if the Lender, at any time, acquires from any Affiliate all or any portion of such Affiliate's rights under this Agreement, wherever the word "the Lender" is used in this Agreement such word shall thereafter be deemed to refer to the Lender in addition to or instead of to such Affiliate, as the case may be, and such Affiliate shall, to the extent of the assumption by the Lender of such Affiliate's obligations hereunder, be released from all of its obligations under this Agreement. Notwithstanding any other provision of this Section 5.3, neither the Lender nor any Affiliate thereof shall be entitled to substitute any other party as the maker of any Advances if as a result of such substitution the Borrower would be required to register as an "investment company" under the Investment Company Act of 1940, as amended.

SECTION 6. ADVANCE MATURITY; ADVANCE PREPAYMENTS.

                  Section 6.1. Advance Maturity. Each Advance shall be due and payable on the related Maturity Date.

                  Section 6.2. Mandatory Prepayments. The Borrower shall immediately prepay, or be deemed to have prepaid, the Advances, without premium, together with interest accrued on the amount to be prepaid to the date of prepayment and any unpaid fees with respect thereto, to the extent required on each Payment Date pursuant to Section 3.4 of the Indenture. No prepayment pursuant to this Section 6.2 shall in and of itself have any effect on the obligation of the Lender to make Advances under this Agreement nor the right of the Borrower to reborrow an amount equal to such repayment.

                   Upon the occurrence of an Event of Default, the Borrower will make payments on the Advances in accordance with Section 11 hereof and in the Indenture.

                  Section 6.3. Voluntary Prepayments. The Borrower may prepay Advances in full, without premium, at any time.

SECTION 7.  ASSIGNMENTS AND PARTICIPATIONS.

                  Section 7.1. Assignments. (a) The Borrower may not assign its rights or obligations hereunder or under the Notes without the prior consent of the Lender in its sole discretion (or, if multiple Lenders, the Lenders in respect of a majority in aggregate principal amount of Advances outstanding).

                  (a)(b) Pursuant to the terms of the Indenture, the Lender may assign to any person or entity all or any portion of the Advances and the Notes; provided that any assignment of a portion of the Advances and the Notes shall be in an amount not less than the Minimum Assignment Denomination, provided, however, the Lender shall not sell or assign a portion of the Advances or Notes to any purchasers which are (or the Affiliates thereof are) primarily engaged in the business of timeshare development, without TWRI's prior written consent.
Upon written notice to the Borrower and the Trustee of an assignment in accordance with the preceding sentence (which notice shall identify the Assignee and the amount of the Advances and Notes assigned), the Assignee shall have, to the extent of such assignment (unless otherwise provided in such assignment), the obligations, rights and benefits of the Lender hereunder with respect to the Advance(s) assigned to it. For all purposes of this Agreement, the Assignee shall, so long as the Advance(s) assigned to such Assignee remain unpaid, be entitled to the rights and benefits of this Agreement with respect to the Advance(s) assigned to it as if (and the Borrower shall be directly obligated to such Assignee under this Agreement as if) such Assignee were the "Lender" for purposes of this Agreement. Accordingly, unless otherwise provided, whenever any action, waiver, notice or consent is to be provided to or by the Lender as herein specified, such action, waiver, notice or consent shall (unless otherwise expressly specified herein) also be provided to or by each Assignee.

                  (c) The Lender shall provide written notice of each assignment to the Trustee and TWRI; provided that failure to provide such notice shall not affect the validity of any assignment.

                  (d) Notwithstanding the provisions of this Section 7.1, no assignment of an interest in an Advance to an entity outside the United States of America shall be effective unless the prospective Assignee thereof certifies to the Borrower and TWRI that payments to it in respect of the Advances will not be subject to withholding taxes imposed by any Governmental Authority in the United States of America or any political subdivision or taxing authority thereof or therein or that if it is subject to such withholding taxes it will not seek reimbursement or gross-up from the Borrower or TWRI.

                  Section 7.2. Participations. (a) The Lender may sell or agree to sell to any person or entity a participation in all or any part of any Advance held by it or Advances made or to be made by it. All amounts payable by the Borrower to the Lender under this Agreement shall be determined as if the Lender had not sold or agreed to sell any participations in such Advance and as if the Lender were funding all of such Advance in the same way that it is funding the Advance in which no participations have been sold.

                  (a)(b) The Lender may furnish any information concerning the Borrower, TWRI or any of their other Affiliates in the possession of the Lender from time to time to assignees and participants.

SECTION 8. CERTAIN COVENANTS OF THE BORROWER.

                  The Borrower covenants and agrees that so long as any Advance shall remain unpaid:

                  (a) The Borrower shall be operated in such a manner that it would not be substantively consolidated in the trust estate of any other Person in the event of a bankruptcy or insolvency of such Person and in such regard, the Borrower shall:

                           (i) not become involved in the day-to-day management of any other Person;

                           (ii) not permit any  Affiliate to become  involved in
                  the day-to-day management of the Borrower except to the extent provided in the Warehouse Facility Documents;

                           (iii) not engage in transactions with any other Person other than those activities described herein and matters necessarily incident thereto;

                           (iv) maintain separate corporate records and books of
                  account in a separate business office from any other Person;

                           (v) the financial statements and books and records of
                  the Borrower and of TWRI reflect the separate existence of the Borrower;

                           (vi) maintain its assets  separately  from the assets
                  of any other Person (including through the maintenance of a separate bank account);

                           (vii) maintain separate financial  statements,  books
                  and records from any other Person;

                           (viii) not guarantee any other  Person's  obligations
                  or advance funds to, or accept funds from, any other Person for the payment of expenses or otherwise permit any Affiliate to guarantee any of the Borrower's obligations;

                           (ix) conduct all business correspondence of the Borrower and other communications in the Borrower's own name;

                           (x) not act as an agent of any  other  Person  in any
                  capacity except pursuant to contractual documents indicating such capacity and only in respect of transactions described herein and matters necessarily incident thereto;

                           (xi) not  fail to hold  appropriate  meetings  of the
                  Board of Directors at least once per annum and otherwise as necessary to authorize all corporate action;

                           (xii) not fail to hold  meetings of the  stockholders
                  at least one time per annum;

                           (xiii) not form, or cause to be formed, any subsidiaries;

                           (xiv) not act as an agent of an Affiliate  nor permit
                  any Affiliate to act as its agent except to the limited extent permitted under the Warehouse Facility Documents;

                           (xv) maintain a separate  office from each Affiliate,
                  which office may be on premises owned or leased by an Affiliate provided that such arrangement is set forth; and

                           (xvi) not engage in intercorporate transactions except to the extent permitted under the Warehouse Facility Documents or as contemplated in its certificate of incorporation, including ordinary course of business parent-subsidiary transactions not inconsistent with any specific provision of this Agreement including this Section 8(a).

                  (b) The Borrower's certificate of incorporation limits the Borrower's activities to (i) the purchasing and lending against interests in pools of Receivables, (ii) issuing securities secured by such obligations and
(iii) any activities incidental to the foregoing;

                  (c) The Borrower will keep in full effect its existence, rights and franchises as a corporation under the laws of the State of Delaware, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Notes or any of the Receivables;

                  (d) The Borrower shall at all times observe and comply in all material respects with (i) all laws applicable to it, (ii) all requirements of law in the declaration and payment of dividends on its capital stock, and (iii) all requisite and appropriate corporate and other formalities (including, without limitation, meetings of the Borrower's board of directors and, if required by law, its charter or otherwise, meetings and votes of the shareholders of the Borrower to authorize corporate action) in the management of its business and affairs and the conduct of the transactions contemplated hereby;

                  (e) The Borrower shall not issue or register the transfer of any of its capital stock to any Person other than TWRI or any of its Affiliates;

                  (f) The Borrower shall not (i) consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any other Person or (ii) commingle its assets with those of any other Person;

                  (g) The Borrower will, at all times, (i) maintain minutes of the meetings and other proceedings of its shareholders and board of directors;
(ii) continuously maintain the resolutions, agreements and other instruments underlying the transactions contemplated hereby and by the Warehouse Facility Documents as official records of the Borrower; (iii) act solely in its corporate name and through its duly authorized officers or agents to maintain an arm's-length relationship with its Affiliates and (iv) pay all of its operating expenses and liabilities from its own funds;

                  (h) The Borrower shall conduct its business solely in its own name so as to not mislead others as to the identity of the corporation with which those others are concerned, and particularly will use its best efforts to avoid the appearance of conducting business on behalf of any of its Affiliates or that the assets of the Borrower are available to pay the creditors of any of its Affiliates;

                  (i) The Borrower will not: (a) engage in any business or activity other than in connection with, or relating to the ownership of, the Receivables and the interests in the Vacation Credits, the issuance of the Notes, and the specific transactions contemplated hereby; (b) become liable for, issue, incur, assume, or allow to remain outstanding any indebtedness, or guaranty any indebtedness of any Person, other than the Notes, except as contemplated Warehouse Facility Documents; and (c) seek dissolution or liquidation in whole or in part or reorganization of its business or affairs;

                  (j) At any time and from time to time, upon the written request of the Trustee (it being acknowledged that the Trustee shall have no obligation to so request) or the Lender, and at the sole expense of the Borrower, the Borrower will promptly and duly complete and deliver such further instruments and documents and take such further actions as the Trustee or the Lender may reasonably request (it being acknowledged that the Trustee shall have no obligation to so request) for the purpose of obtaining or preserving the full benefits to the Trustee on behalf of the Noteholders under the Indenture, as supplemented from time to time, and of the rights and powers therein granted to the Trustee on behalf of the Noteholders, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created thereby. The Borrower also hereby authorizes the Trustee or the Lender to file any such financing or continuation statement without the signature of the Borrower to the extent permitted by applicable law. The Trustee shall have no obligation to determine whether or not financing or continuation statements need be filed or where such financing or continuation statements, if any, need to be filed. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction;

                  (k) The Borrower will not, nor will it permit or allow others to, create, incur or permit to exist any lien, security interest or claim on or to the related Assets, other than the security interests created by the Indenture. The Borrower will defend the Trust Estate against, and will take such other action as is necessary to remove, any lien, security interest or claim on or to the related Assets, other than the security interests created by the Indenture, and the Borrower will defend the right, title and interest of the Trustee on behalf of the Noteholders in and to any of the related Assets against the claims and demands of all persons whomsoever;

                  (l) The Borrower will not, nor will it permit or allow others to, amend, modify, terminate or waive any provision of any Receivable in any manner which could reasonably be expected to materially adversely affect the value of the related Assets;

                  (m) The Borrower will furnish to the Trustee from time to time statements and schedules further identifying and describing the related Assets and such other reports in connection with the related Assets as the Trustee or the Lender may reasonably request (the Trustee not being obligated to so request), all in reasonable detail;

                  (n) The Borrower will notify the Trustee and the Lender promptly, in reasonable detail, (i) of any lien or security interest (other than security interests created thereby) on, or claim asserted against, any of the related Assets, or (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate market value of the related Assets or on the security interests, created under the Indenture;

                  (o) The Borrower will not change the location of its chief executive office/chief place of business or remove its books and records from the location specified in the first paragraph hereof or change its name, identity or corporate structure to such an extent that any financing statement filed by the Borrower or the Trustee in connection with this Agreement would become seriously misleading, unless it shall have given the Trustee and the Lender at least 60 days prior written notice thereof;

                  (p) The Borrower shall at any reasonable time and from time to time upon reasonable notice to the Borrower, permit the Trustee, the Lender or any agent or representative thereof, to examine and make copies and abstracts from the records and books of account of, and visit the properties of, the Borrower and to discuss the affairs, finances, accounts and prospects of the Borrower with any of its officers and directors and the Borrower's independent accountants; once a year, or at anytime there exists an Event of Default, upon reasonable notice to the Borrower, permit the Trustee, the Lender or any agent or representative thereof, to examine and audit the books and records of the Borrower (including, without limitation, any licenses necessary for the conduct of its business) which examination and audit shall be at the expense of the Borrower;

                  (q) The Borrower shall permit the Trustee or the Lender, at such entity's sole discretion, to conduct, or may permit an agent of such entity to conduct a due diligence review of any Receivable Documents relating to the Receivables being pledged hereunder, either before or after the making of the related Advance (the Trustee shall not be obligated to review);

                  (r) The Borrower shall not, without the prior written consent of the Trustee or the Lender, change, amend, modify or supplement any of the following: (i) its certificate of incorporation; (ii) by-laws; or (iii) its shareholders agreements, which consent shall not be unreasonably withheld so long as such change, amendment, modification or supplement does not adversely affect the rights of the Lender, as Noteholder hereunder or in, to and under the related Assets on behalf of the Lender, as Noteholder, including, without limitation, the priority of the Trustee's security interest in the related Assets on behalf of the Lender, as Noteholder;

                  (s) The Borrower shall pay its own expenses and shall pay (i) all reasonable legal costs, incurred under or in the implementation of this Agreement, (ii) any third party costs incurred under or in the implementation of this Agreement, and (iii) after the occurrence of an Event of Default, all costs and expenses (including attorneys' fees and costs of settlement) incurred by the Lender in enforcing any obligations of or in collecting any payments due from the Borrower hereunder or under the Notes by reason of such Event of Default. Attorneys' fees, expenses and disbursements incurred in enforcing, or on appeal from, a judgment pursuant hereto shall be recoverable separately from and in addition to any other amount included in such judgment, and this clause is intended to be severable from the other provisions of this Agreement and to survive and not be merged into such judgment;

                  (t) To the extent that a Rating Agency requires that the Borrower have more than one independent director, the Borrower shall amend its organizational documents to comply with such Rating Agency's request;

                  (u) If an Event of Default has occurred and is continuing, the Borrower shall not declare a dividend or make any distributions on its capital stock; and

                  (v) Maintenance of Borrowing Base. Upon notice from the Trustee, the Master Servicer or the Noteholders under the Indenture or from the Lender, or actual knowledge of a Borrowing Base Deficiency, the Borrower shall no later than two Business Days after such notice or knowledge of such Borrowing Base Deficiency, either prepay principal on the Notes in whole or in part, or Grant additional Eligible Receivables to the Trustee on behalf of the Noteholders, such that after giving effect to such prepayment or Grant, a Borrowing Base Deficiency will not exist.


SECTION 9. CERTAIN COVENANTS OF TWRI.

                  TWRI covenants and agrees that so long as any Advances shall remain unpaid:

                  Section 9.1. Existence. TWRI will take and fulfill, or cause to be taken and fulfilled, all actions and conditions necessary to preserve and keep in full force and effect its existence, rights and privileges as a corporation and will not liquidate or dissolve, and it will take and fulfill, or cause to be taken and fulfilled, all actions and conditions necessary to qualify, and to preserve and keep in full force and effect its qualification, to do business in each jurisdiction in which the conduct of its business or the ownership or leasing of its properties requires such qualification.

                  Section 9.2. Compliance with Law, etc. TWRI will not (a) violate any laws, ordinances, governmental rules or regulations to which it is or may become subject or (b) fail to obtain or maintain any patents, trademarks, service marks, trade names, copyrights, licenses, permits, franchises or other governmental authorizations necessary to the ownership of its Vacation Credits or to the conduct of its business.

                  Section 9.3. Payment of Taxes and Claims. TWRI will pay and discharge promptly, as and when due, all taxes, assessments and governmental charges and levies imposed upon it, its income or profits or any of its properties; provided, however, that the foregoing need not be paid while the same is being contested in good faith by appropriate proceedings diligently conducted so long as:

                  (a)  adequate   reserves   shall  have  been   established  in
accordance with GAAP with respect thereto; and

                  (b) the right of TWRI, as the case may be, to use the particular property shall not be materially and adversely affected thereby.

                  Section 9.4. Inspection. TWRI will permit, once a year, or at anytime there exists an Event of Default, upon reasonable notice to it, the Trustee, the Lender, or any representative or agent, (a) to examine all books of account, records, reports and other papers of TWRI relevant to its role as originator of the Receivable (including the Receivable Files), (b) to make copies and take extracts from any thereof, (c) to discuss the affairs, finances and accounts of TWRI with its respective officers and independent certified public accountants (and by this provision TWRI hereby authorizes said accountants to discuss with the Lender the finances and accounts of TWRI), and
(d) to visit and inspect, at reasonable times during normal business hours, the properties of TWRI. It is understood and agreed by the parties hereto that all reasonable expenses in connection with any such inspection or discussion incurred by the Lender or TWRI, any officers and employees thereof and the independent certified public accountants therefor shall be expenses payable by TWRI.

                  Section 9.5. Consolidation and Merger. TWRI shall not merge or consolidate with any other Person.

                  Section 9.6. Control. So long as any of the Notes remains Outstanding, TWRI will not sell, pledge or otherwise transfer any of the capital stock of the Borrower held by TWRI.

                  Section 9.7. Tax Returns. (a) At all times, so long as any of the Notes or the other obligations secured by the Indenture remain outstanding, TWRI and the Borrower shall be members of the same affiliated group within the meaning of Section 1504 of the Code (the "TWRI Group") and shall join in the filing of a consolidated return for federal income tax purposes and, to the extent permitted by law, in the filing of consolidated or combined returns for state, local and foreign tax purposes.

                  (a) (b) TWRI shall promptly pay and discharge, or cause the payment and discharge of, all the TWRI Group, or federal income taxes (and all other material taxes) when due and payable by TWRI, the Borrower, except (i) such as may be paid thereafter without penalty or (ii) such as may be contested in good faith by appropriate proceedings and for which an adequate reserve has been established and is maintained in accordance with GAAP. TWRI shall promptly notify the Borrower, the Trustee and the Noteholders of any material challenge, contest or proceeding pending by or against TWRI or TWRI Group before any taxing authority.

                  Section 9.8. Protection of Right, Title and Interest.

                  (a) TWRI shall deliver (or cause to be delivered) to the Borrower and the Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. In the event that TWRI fails to perform its obligations under this subsection, the Borrower or the Trustee may do so, on TWRI's behalf, at the expense of TWRI. TWRI hereby grants the Borrower and the Trustee a power of attorney to effectuate the provisions of the preceding sentence.

                  (b) TWRI shall not change its name identity, or corporate structure in any manner that would, could, or might make any UCC financing statement or continuation statement filed by TWRI in accordance with paragraph
(a) above seriously misleading within the meaning of ss. 9-402(7) of the UCC, unless it shall have given the Borrower and the Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed UCC financing statements or continuation statements.

                  (c) TWRI shall give the Borrower and the Trustee at least 60 days' prior written notice of any relocation of its principal place of business or chief executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed UCC financing or continuation statement or of any new UCC financing statement and shall promptly file any such amendment. TWRI shall at all times maintain each office from which it shall service the Receivables and its principal executive office, within the United States of America. TWRI shall pay all filing fees or taxes payable in respect of any UCC financing or continuation statements required to be filed pursuant to this Section 9.8(c).

                  (d) TWRI shall deliver to the Borrower and the Trustee promptly after the execution and delivery of each amendment hereto, an Opinion of Counsel either (i) stating that, in the opinion of such counsel, all UCC financing statements and continuation statements necessary to preserve and protect fully the interest of the Borrower and the Trustee in the Trust Estate have been filed, or (ii) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

                  (e) Other Liens or Interests. Except for the conveyances under the Indenture, TWRI will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on the Trust Estate or any interest therein, and TWRI shall defend the right, title, and interest of the Borrower and the Trustee in, to and under the Trust Estate against all claims of third parties claiming through or under TWRI; provided however, that TWRI's obligations under this Section 9.8 shall terminate upon the repayment in full of the Note and the expiration of any applicable preference period.

                  Section 9.9. Further Assurances. TWRI will promptly execute and deliver all further instruments and documents and take all further action that may be necessary in order to give effect to the provisions of the Warehouse Facility Documents and the transactions contemplated hereby.

                  Section 9.10. Independence. Until 367 days have elapsed following payment and satisfaction of all obligations of the Borrower hereunder and in respect of the Advances, TWRI shall be required to (and shall assure that each other Affiliate of TWRI shall) observe the applicable legal requirements for the recognition of the Borrower as a legal entity separate and apart from TWRI and each other Affiliate of TWRI, including, without limitation, assuring that each of the following is complied with:

                  (a) TWRI and each other Affiliate of TWRI shall maintain separate records and books of account (each of which shall be sufficiently full and complete to permit a determination of the assets and liabilities of TWRI or such Affiliate, as the case may be, separate and apart from those of the Borrower and to permit a determination of the obligees thereon and the time for performance on each of the obligations of TWRI or such Affiliate, as the case may be, separate and apart from those of the Borrower) from those of the Borrower;

                  (b) neither TWRI nor any of its other Affiliates shall commingle any of its assets or funds with those of the Borrower;

                  (c) the board of directors of TWRI shall not dictate decisions with respect to the Borrower's business and daily operations, and TWRI shall maintain its own corporate formalities and shall otherwise respect the separate corporate identity of the Borrower;

                  (d) other than the transactions contemplated by the Warehouse Facility Documents, neither TWRI nor any of its other Affiliates shall enter into any transactions with the Borrower;

                  (e) neither TWRI nor any of its other Affiliates shall accept appointment as, or act as, an agent of the Borrower except, to the extent TWRI performs certain servicing and collection functions pursuant to the Indenture;

                  (f) neither TWRI nor any of its other Affiliates shall advance funds to the Borrower (except for the making of capital contributions); and neither TWRI nor any of its other Affiliates will otherwise supply funds to, or guarantee any obligation of, the Borrower;

                  (g) neither TWRI nor any of its other Affiliates shall guarantee, or otherwise become liable with respect to, any obligation of the Borrower;

                  (h) TWRI and each of its other Affiliates shall at all times hold itself out to the public under its respective name as a legal entity separate and distinct from the Borrower; and

                  (i) all financial reports prepared by TWRI and each of its other Affiliates shall comply with GAAP.

                  Section 9.11. Other Agreements and Parties. TWRI will comply with all terms of the Warehouse Facility Documents to which it is a party. TWRI will not (a) except as otherwise expressly set forth herein and in the Indenture, agree to any amendment, supplement or modification to or waiver of the terms of the Warehouse Facility Documents to which it is a party without the consent of the Lender, or (b) consent to the appointment of any Subservicer, without the consent of the Lender, such consent not to be unreasonably withheld.

                  Section 9.12. Insurance Coverage. TWRI will maintain insurance coverage, for itself and its subsidiaries, that encompasses employee dishonesty, forgery or alteration, theft, disappearance and destruction, robbery and safe burglary, property (other than money and securities), and computer fraud in an aggregate amount of at least $1,000,000.

                  Section 9.13..  Financial Covenants.

                  (a) Minimum Tangible Net Worth. TWRI shall maintain a minimum Tangible Net Worth equal to or greater than the sum of (A) $113,000,000, plus
(B) fifty percent (50%) of TWRI's Net Income (without regard to net losses) after December 31, 1998, plus (C) eighty percent (80%) of New Equity raised by TWRI.

                  (b) Maximum Leverage Ratio. The Borrower shall maintain a Maximum Leverage Ratio not to exceed 2.00 to 1.00.

                  Section 9.14.     Reserved.

                  Section 9.15. Interest Rate Protection. If on any date of determination, (a) the weighted average Receivable Coupon Rate of the Trust Estate Receivables is less than (b) the Notes Interest Rate plus 6%, TWRI shall purchase interest rate caps satisfactory to the Lender. The proceeds of such interest rate caps shall be pledged to the Borrower. TWRI shall remain liable for any costs associated with such interest rate caps.

                  Section 9.16. Break-up Fee. TWRI shall pay the Lender the Break-up Fee pursuant to the terms and conditions of the Engagement Letter.

                  Section 9.17.     Reserved.

                  Section 9.18. Worldmark. (a) TWRI will not consent to any request from Worldmark to allow Worldmark to encumber, pledge or hypothecate any Resort property without the written consent of the Lender.

                  (a)(b) TWRI will continue to manage Worldmark in accordance with the management agreement between TWRI and Worldmark, as such agreement may be amended from time to time with the written consent of the Lender as may be amended from time to time on account of (i) a change in the agreement made in order to keep TWRI or Worldmark in compliance with federal, state or local laws, rules and regulations, or (ii) as such agreement may be amended with the written consent of the Lender.


SECTION 10. INFORMATION TO BE FURNISHED TO LENDER.

                  Section 10.1. Information to be Furnished by the Borrower or TWRI.

                  (a) Financial Statements. The Borrower and TWRI will each deliver or cause to be delivered to the Lender (i) no later than forty-five (45) days following the end of each quarter (other than the 4th quarter), its quarterly consolidated financial statements, (ii) no later than ninety (90) days following the end of each fiscal year, its audited annual consolidated financial statements prepared by KPMG LLP or another nationally recognized accounting firm approved by the Lender, reflecting material inter-company adjustments, all of which shall conform with GAAP.

                  (b) TWRI Officer's Certificate. Concurrently with the delivery of the reports required in Section 10.1(a), TWRI shall provide the Lender with an Officer's Certificate which shall (i) indicate TWRI's Tangible Net Worth at the end of such quarter, (ii) certify that TWRI is in compliance with the financial covenants contained in Section 9.13 hereof, together with details of all calculations used to determine such compliance, (iii) certify that no Events of Default have occurred, or if an Event of Default has occurred, the status thereof, and (iv) that it is in compliance with each of the Warehouse Facility Documents to which it is a party.

                  (c) Borrower Officer's Certificate. Concurrently with the delivery of the reports required in Section 10.1(a), the Borrower shall provide the Lender with an Officer's Certificate which shall (i) certify that no Events of Default have occurred, or if an Event of Default has occurred, the status thereof, and (ii) that it is in compliance with each of the Warehouse Facility Documents to which it is a party.

                  (d) Event of Default Officer's Certificate. In the event that any Officer of TWRI or the Borrower shall have obtained knowledge of any Default or Event of Default, TWRI or Borrower, as the case may be, shall promptly (and in any event within five (5) days) deliver an Officer's Certificate to the Lender specifying the nature and period of existence thereof, what action the Borrower or TWRI has taken or is taking or proposes to take with respect thereto, and an estimate of the time necessary to cure such condition or event. Nothing in this Section 10.1(d) or in any such Officer's Certificate shall affect the length of the cure periods set forth in the Indenture.

                  (e) Receivables Data. On each Determination Date or at the request by the Lender, TWRI or the Borrower shall deliver such other data, filings and information in electronic format (including, but not limited to cumulative data with respect to the Receivables regarding delinquencies, prepayments, any repurchases and/or substitutions of Receivables by TWRI or the Borrower) as the Lender may require to verify the information contained in the related Servicer Report or to determine whether a Borrowing Base Deficiency exists or such information the Lender may from time to time reasonably request.

                  (f) Worldmark Financial Statements.  Within one hundred twenty
(120) days of the end of Worldmark's fiscal year, TWRI or the Borrower shall deliver the audited annual consolidated financial statements of Worldmark and the Annual Report required to be delivered to holders of Vacation Credits pursuant to Section 7.2(c) of the by-laws of Worldmark.

                  (g) Vacation Credits Data. Within forty-five (45) days of the end of each quarter, TWRI shall deliver any audit reports prepared by third parties relating to TWRI and Worldmark (including but not limited to reports on the number of Vacation Credits sold and remaining in inventory).

                  (h) Public Reports. TWRI shall promptly provide the Lender with copies of all public announcements and public filings relating to TWRI.


SECTION 11. DEFAULTS, REMEDIES AND TERMINATION.

                  Section 11.1. Events of Default. Events of Default and Remedies therefor are set forth in Sections 6.1, 6.2 and 6.3 of the Indenture.

                  Section 11.2. Termination of Funding Obligation. If an Event of Default has occurred and is continuing, the Lender shall have no obligation to make Advances hereunder.


SECTION 12. INTERPRETATION OF AGREEMENT.

                  Section 12.1. Definitions. Capitalized terms used herein but not defined shall have the meanings set forth in "Trendwest Warehouse Facility Definitions" attached hereto as Annex A.

                  Section 12.2. Accounting Terms. All accounting terms used herein that are not otherwise expressly defined shall have the respective meanings given to them in accordance with GAAP at the particular time.

                  Section 12.3. Governing Law. THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                  Section 12.4. Headings. The headings of the Sections and other subsections of this Agreement have been inserted for convenience of reference only and shall not affect the meaning of this Agreement.

                  Section 12.5. Independence of Covenants, etc. Each representation, covenant or Event of Default herein shall be given independent effect so that if any action or condition would violate any of such covenants, would breach any of such representations or would constitute any of such Events of Default, the fact that such action or condition would not violate or breach, any other covenant or representation or constitute another Event of Default shall not avoid the violation of such covenant or representation or the occurrence of such Event of Default.

SECTION 13. MISCELLANEOUS.

                  Section 13.1. Notices. (a) All communications under this Agreement shall be in writing and shall be delivered or mailed or sent by facsimile transmission and confirmed in writing (i) if to the Lender, to Prudential Securities Incorporated, Attention: Ken Leavy, One New York Plaza, 12th Floor, New York, New York 10292, facsimile number: 212-778-8876, with copies to (A) Prudential Securities Incorporated-Credit Analysis Department,
Attention: James Maitland, One Seaport Plaza, 199 Water Street, 27th Fl., New York, New York 10292, facsimile number: 212-214-7678, and (B) Prudential Securities Incorporated, Attention: Andrew Yuder, One New York Plaza, 14th Floor, New York, New York 10292, facsimile number: 212-778-7401 and (ii) if to the Borrower or TWRI, at the address set forth in Section 2.2(b) or at such other address or facsimile number as it shall have furnished in writing to the Lender.

                  (a)(b) Any written communication so addressed and mailed by certified or registered mail, return receipt requested, shall be deemed to have been given when so mailed. All other written communications shall be deemed to have been given upon receipt thereof.

                  Section 13.2. Survival. All representations, warranties and covenants made by the Borrower herein or by the Borrower in any certificate or other instrument delivered under or in connection with this Agreement shall be considered to have been relied upon by the Lender and shall survive regardless of any investigation made by the Lender or on the Lender's behalf.

                  Section 13.3. Successors and Assigns. This Agreement shall be binding upon the parties hereof and their respective successors and assigns, and shall inure to the benefit of and be enforceable by the parties hereof and their respective successors and assigns permitted hereunder. Whether or not expressly so stated and subject to the restrictions set forth herein, the provisions of Sections 5 through 13 of this Agreement are intended to be for the Lender's benefit and shall be enforceable by the Lender; and, provided further, that the provisions of Sections 6.2 and 11.1 hereof shall also be for the benefit of, and shall be enforceable by, any Person who shall no longer be a Lender hereunder but who shall have incurred any expense or been subjected to any liability referred to therein while, or on the basis of being, a Lender.

                  Section 13.4. Amendment and Waiver. (a) This Agreement and the Notes may be amended or supplemented, and the observance of any term hereof or thereof may be waived, with the written consent of the Borrower, TWRI and (i) on or prior to the Initial Funding Date, the Lender, and (ii) after the Initial Funding Date, the Lender (or, if multiple Lenders, Lenders with respect to at least 66-2/3% in aggregate unpaid principal amount of the Advances; provided, however, that no such amendment, supplement or waiver shall, without the written consent of all Lenders, (a) change, with respect to the Advances, the amount or time of any required prepayment or payment of principal or premium or the rate or time of payment of interest, or change the funds in which any prepayment or payment on the Advances is required to be made; (b) reduce the percentage of the aggregate principal amount of Advances required for any amendment, consent or waiver hereunder; (c) release any material Lien of the Trustee, held for the benefit of Noteholders, on any of the Assets or affect the priority thereof or
(d) make changes which would have an adverse effect on the Lenders.

                  (b) Any amendment, supplement or waiver effected in accordance with this Section 13.4 shall be binding upon the Lender, each Assignee and the Borrower.

                  (c) The Borrower will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of the Warehouse Facility Documents or the Notes unless the Lender (irrespective of the amount of Advances made by it) shall be informed thereof by the Borrower and shall be afforded the opportunity of considering the same and shall be supplied by the Borrower with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver effected pursuant to the provisions of this Section 13.4 shall be delivered by the Borrower to the Lender forthwith following the date on which the same shall have been executed and delivered by the Lender of the requisite percentage of Advances.

                   (d) Any amendment which adversely affects the Trustee's rights, duties and immunities shall require the consent of the Trustee.

                  Section 13.5. Counterparts. This Agreement may be executed and delivered simultaneously in two (2) or more counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

                  Section 13.6. Reproduction of Documents. This Agreement and all documents relating hereto (other than the Notes), including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by the Lender at the closing of the Lender's making of Advances, and (c) financial statements, certificates and other information heretofore or hereafter furnished to the Lender, may be reproduced by the Lender by any photographic or other similar process, and the Lender may destroy any original document so reproduced. The Borrower agrees and stipulates that, to the extent permitted by applicable law and court or agency rules, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Lender in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall be admissible in evidence to the same extent.

                  Section 13.7. Consent to Jurisdiction and Venue. The Borrower and TWRI each hereby irrevocably (i) agrees that any suit, action or other legal proceeding arising out of or relating to the Warehouse Facility Documents or any Notes may be brought in a court of record in the State of New York or in the courts of the United States of America located in such State, (ii) consents to the jurisdiction of each such court in any such suit, action or proceeding, and
(iii) waives any objection which it may have to the laying of venue of any such claim that any such suit, action or proceeding has been brought in an inconvenient forum and covenants that it will not seek to challenge the jurisdiction of any such court or seek to oust the jurisdiction of any such court, whether on the basis of inconvenient forum or otherwise. The Borrower and TWRI each irrevocably consent to the service of any and all process in any such suit, action or proceeding by mail copies of such process to the Borrower at its address for notices provided in Section 13.1 hereof. The Borrower and TWRI each agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. All mailings under this Section 13.7 shall be by registered or certified mail, return receipt requested. Nothing in this Section
13.7 shall affect the Lender's right to serve legal process in any other manner permitted by law or affect the Lender's right to bring any suit, action or proceeding against the Borrower or any of its properties in the courts of any other jurisdiction.

                  Section 13.8. No Petition. The Lender and each Assignee hereby covenant and agree that, until the expiration of the date which is one year and one day after the payment in full of all Notes outstanding and issued pursuant to the Indenture, it will not institute against the Borrower, or join in any institution against the Borrower of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any applicable bankruptcy or similar law in connection with any obligations relating to the Advances or the Warehouse Facility Documents.

                  Section 13.9. Acts of Lender. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Lender may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by the Lender in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments is or are delivered to the Borrower. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement if made in the manner provided in this Section 13.9.

                  (a)(b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Borrower deems sufficient.

                  (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Lender or any Assignee shall bind the Lender and such Assignee in respect of anything done, omitted or suffered to be done by the Borrower in reliance thereon, whether or not notation of such action is made upon such Note.

                  Section 13.10. Confidentiality. All non-public information relating to this Agreement, the Warehouse Facility Documents and the transactions contemplated thereby will be kept confidential by TWRI, the Borrower and the Lender, except to the extent disclosure of such information may be required by law, rule or regulation applicable to such Person. The Lender agrees to cause each assignee and Participant with which it is a party to agree to keep such information confidential. The provisions of this Section 13.10 shall survive the termination of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed as of the day and year first above written.

                       TW HOLDINGS II, INC.



                       By:      ___________________________
                                Name:
                                Title:


                       TRENDWEST RESORTS, INC.



                       By:      __________________________
                                Name:
                                Title:



                       PRUDENTIAL SECURITIES
                       CREDIT CORPORATION


                       By:      _________________________
                                Name:
                                Title:

                                    EXHIBIT A



                            FORM OF BORROWING NOTICE


Prudential Securities Credit Corporation
One Seaport Plaza, 27th Floor
New York, New York 10292
Fax: (212) 214-7535
Attention:  Robert Troiano

         In accordance with Section 1.3 of the Credit Agreement, dated as of April 15, 1999 (the "Credit Agreement"), by and among TW Holdings II, Inc. (the "Borrower"), Trendwest Resorts, Inc., and Prudential Securities Credit Corporation (the "Lender"), the undersigned, an authorized representative of the Borrower gives notice to the Lender that the Borrower proposes to borrow, in accordance and subject to the terms of the Credit Agreement, from the Lender $[__] (the "Advance") on [DATE] (the "Proposed Funding Date"). All capitalized terms used but not defined herein shall have the meanings given them in "Trendwest Warehouse Facility Definitions" attached hereto as Annex A to the Credit Agreement.

         In connection with this Borrowing Notice and the requested Advance:

     1. The Borrower represents that on the Proposed Funding Date, all conditions precedent required in Sections 3 and 4 and elsewhere in the Credit Agreement have been satisfied.

     2. Pursuant to Section 1.3 of the Credit Agreement, the Borrower has attached hereto the Schedule of Receivables containing the Required Information in hard copy and in electronic format.

     3. No Borrowing Base Deficiency exists.

     4. The Advance should be wired to [WIRING INSTRUCTIONS].

                                    TW HOLDINGS II, INC.


                                    By:      ____________________________
                                             Name:
                                             Title:

cc:  Dan Lynch (PSCC - Fax: (212) 214-7533)
     Peter Austin (PSI - Fax: (212) 778-7401)
     Lina Hsu (PSI - Fax: (212) 778-3716)

                                    EXHIBIT B

                       TWRI CREDIT AND COLLECTION POLICIES

                                    EXHIBIT C

                        FORM OF INSTALLMENT SALE CONTRACT